SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2023
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

20.SUBSEQUENT EVENTS

On March 12, 2024, the board of directors of the Company (the “Board”) has approved a dividend of US$0.29 per Class A ordinary share, or US$0.58 per ADS for the second half of 2023 to holders of record of Class A ordinary shares and ADSs as of the close of business on April 15, 2024 Hong Kong Time and New York Time, respectively, in accordance with the Company’s dividend policy.

On March 12, 2024, the Board re-affirmed the Company’s existing semi-annual cash dividend policy, which was previously approved by the Board on May 18, 2023.

On March 12, 2024, the Board approved a new share repurchase plan, under which the Company may repurchase up to US$350 million worth of its American depositary shares or Class A ordinary shares over the next 12 months starting from April 1, 2024.